UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 5, 2012

AmerisourceBergen Corporation

(Exact name of Registrant as specified in its charter)

Delaware	1-16671	23-3079390
(State or Other Jurisdiction of Incorporation or Organization)	Commission File Number	(I.R.S. Employer Identification Number)

1300 Morris Drive
Chesterbrook, PA	19087
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (610) 727-7000

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.                                        Other Events.

On December 5, 2012, AmerisourceBergen Corporation (the “Registrant”) announced that Peyton R. Howell has been appointed Senior Vice President, AmerisourceBergen Corporation and President, Global Sourcing and Manufacturer Relations, effective immediately. Howell was most recently Senior Vice President, Business Development, AmerisourceBergen Corporation and President of AmerisourceBergen Consulting Services, a business unit of the Registrant.  Ms. Howell was also a founder and President of Lash Group, which became part of the Registrant in 1998.

The news release issued on December 5, 2012 is furnished as Exhibit 99.1 to this report.

Item 9.01.                                        Financial Statements and Exhibits.

(d)                                              Exhibits.

99.1                                     News Release, dated December 5, 2012, regarding the naming of Peyton R. Howell as Senior Vice President, AmerisourceBergen Corporation and President, Global Sourcing and Manufacturer Relations.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERISOURCEBERGEN CORPORATION

Date: December 6, 2012	By:	/s/ Tim G. Guttman
	Name:	Tim G. Guttman
	Title:	Senior Vice President and Chief Financial Officer